                                                                    EXHIBIT 31.2

                                 CERTIFICATIONS

I, George J. Longo, certify that:

1. I have reviewed this annual report on Form 10-K of The Quigley Corporation, a
Nevada corporation (the "registrant");

2. Based on my knowledge, this report does not contain any untrue statement of a material  fact or omit to state a material  fact  necessary in order to make the statements made, in light of the circumstances  under which such statements were made, not misleading with respect to the period covered by this report;

3.  Based  on my  knowledge,  the  financial  statements,  and  other  financial information included in this report, fairly present in all material respects the financial  condition,  results of operations and cash flows of the registrant as of, and for, the periods presented in this report;

4.  The  registrant's  other  certifying  officer  and  I  are  responsible  for establishing and maintaining  disclosure  controls and procedures (as defined in
Exchange Act Rules 13a-15(e) and 15d-15(e), for the registrant and we have:

     a)  Designed  such  disclosure  controls  and  procedures,  or caused  such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to the registrant,  including its consolidated  subsidiaries,  is made  known to us by  others  within  those entities,  particularly  during the  period in which  this  report is being prepared;

     b) Evaluated the effectiveness of the registrant's  disclosure controls and
     procedures  and  presented  in  this  report  our  conclusions   about  the
     effectiveness of the disclosure  controls and procedures,  as of the end of the period covered by this report based on such evaluation; and

     c) Disclosed in this report any change in the registrant's internal control over financial  reporting that occurred during the registrant's most recent fiscal  quarter (the  registrant's  fourth fiscal quarter in the case of an annual report) that has  materially  affected,  or is reasonably  likely to
     materially  affect,  the  registrant's   internal  control  over  financial
     reporting; and

5. The registrant's other certifying officer and I have disclosed,  based on our most recent  evaluation of internal  control over  financial  reporting,  to the registrant's  auditors  and the audit  committee  of the  registrant's  board of directors (or persons performing the equivalent functions):

     a) All significant  deficiencies  and material  weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely  affect the  registrant's  ability to record,  process, summarize and report financial information; and

     b) Any fraud,  whether or not material,  that involves  management or other employees who have a significant role in the registrant's  internal control over financial reporting.

Date:       March 31, 2005

                                                    By: /s/  George J. Longo
                                                    ----------------------------
                                                    George J. Longo
                                                    Chief Financial Officer